UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Motus GI Holdings, Inc. (the “Company”) filed April 28, 2020, the Company applied for and received a loan (the “PPP Loan”) under the Paycheck Protection Program which was established under the recently enacted Coronavirus Aid, Relief, and Economic Security Act and is administered by the U.S. Small Business Administration (“SBA”), and entered into a promissory note (the “Note”) with Silicon Valley Bank (“SVB”), in the amount of $780,942, evidencing such PPP Loan.

On April 23, 2020, the SBA, in consultation with the Department of Treasury, issued new guidance that creates uncertainty regarding the qualification requirements for the PPP Loan. Out of an abundance of caution and in light of the new guidance, the Company determined it appropriate to immediately repay the PPP Loan.

Accordingly, on May 5, 2020 the Company instructed SVB to repay in full the PPP Loan, resulting in the termination of the Note. The total payoff amount was $780,942. The Company is not subject to any termination penalties related to the termination of the Note.

Item 8.01	Other Events.

As previously reported, on April 24, 2020, the Company received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") indicating that the Company was not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the "Bid Price Requirement").

On May 11, 2020, the Company received a letter from Nasdaq notifying the Company that it had regained compliance with NASDAQ Listing Rule 5550(a)(2) as a result of the closing bid price of the Company's common stock being at $1.00 per share or greater for the 10 consecutive business days from April 27, 2020 through May 8, 2020.

Accordingly, the Company has regained compliance with the Bid Price Requirement and Nasdaq considers the matter closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: May 11, 2020	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer